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[CAPTION]



ADVANTA CONDUIT RECEIVABLES, INC.
Mortgage Loan Asset-Backed Notes, Series 1999-4
UNDERWRITING AGREEMENT
November 5, 1999


BEAR, STEARNS & CO. INC.
As Representative of the Underwriters (the "Representative") named in Schedule I
245 Park Avenue, New York, NY 10167

Ladies and Gentlemen:

          Advanta Conduit Receivables, Inc. (the "Company") has authorized the issuance and sale by Advanta Mortgage Loan Trust 1999-4, a Delaware business trust (the "Trust"), of Mortgage Loan Asset-Backed Notes, Series 1999-4 (the "Notes") and Trust Certificates (the "Trust Certificates", and together with the Notes, the "Securities"). Only the Notes are offered by the Underwriters.

          The Notes will be issued by the Trust, and will be secured by the trust estate (the "Trust Estate") which will consist primarily of a pool of closed-end adjustable-rate, first lien sub-prime residential mortgage loans (the "Mortgage Loans"), amounts on deposit with Bankers Trust Company of California, N.A., as Indenture Trustee of the Trust (the "Indenture Trustee") in an account to be used to acquire additional mortgage loans following the Closing Date (as hereinafter defined) for the Trust (the "Pre-Funding Account") and certain related property. The Mortgage Loans shall have, on or about November 17, 1999 (the "Closing Date"), an aggregate principal balance of approximately $133,943,952 and the Pre-Funding Account shall have approximately $71,100,000, which amount may be applied to the purchase of additional loans during the period from the Closing Date to on or before February 29, 1999.

          The Notes are to be issued pursuant to an Indenture, to be dated as of November 1, 1999 (the "Indenture"), between the Trust and the Indenture Trustee. The Trust, the Indenture Trustee, Advanta Holding Trust 1999-4 (the "Holding Trust"), the Company and Advanta Mortgage Corp. USA, as Master Servicer will also enter into a Sale and Servicing Agreement, dated as of November 1, 1999 (the "Sale and Servicing Agreement").

          On or prior to the date of issuance of the Notes, the Company will obtain a financial guaranty insurance policy (the "Policy") issued by Ambac Assurance Corporation (the "Insurer") which will unconditionally and irrevocably guarantee to the Indenture Trustee for the benefit of the holders of the Notes an amount equal to the Insured Amount (as defined in the Annex A to the Sale and Servicing Agreement).

          The Notes are more fully described in a Registration Statement which the Company has furnished to the Underwriters. Capitalized terms used but not defined herein shall have the meanings given to them in the Annex A to the Sale and Servicing Agreement.

          Simultaneously with the execution of the Indenture and the Sale and Servicing Agreement, the Company will enter into a conveyance agreement pursuant to the Mortgage Loan Transfer Agreement dated on or about November 1, 1999 among the Company and the Originators named therein (together, the "Purchase Agreement"), pursuant to which the Originators will transfer to the Company all of their right, title and interest in and to the Mortgage Loans as of the Closing Date.

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          The Company will also enter into a Trust Agreement (the
"Trust Agreement"), dated as of November 1, 1999, among the Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), the Holding Trust and the Company, pursuant to which the Trust will be formed.

          The  Company  will  also enter into an  Indemnification
Agreement (the "Indemnification Agreement") dated as of  November
5, 1999 among the Underwriters and the Insurer.

          Section  1.     Representations and Warranties  of  the
Company

          .   The  Company represents and warrants to, and agrees
with the Underwriters that:

               a. A Registration Statement on Form S-3 (registration statement number 333-75295), as amended by Post-Effective Amendments thereto, has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement has been delivered by the Company to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statements, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, as amended by all Post-Effective Amendments thereto heretofore filed with the Commission, at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means each Prospectus included in such Registration Statement or
     amendments  thereof  and  any  prospectus  filed  with   the
     Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations and as supplemented by a final prospectus supplement (the "Prospectus Supplement") relating to the Notes, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Prospectus, as the case may be, and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of such Prospectus, as the case may be, and incorporated by reference in such Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

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               To   the  extent  that  any  Underwriter  (i)  has
     provided   to  the  Company  Collateral  Term   Sheets   (as
     hereinafter defined) that such Underwriter has provided to a prospective investor, the Company has filed such Collateral Term Sheets as an exhibit to a report on Form 8-K within two business days of its receipt thereof, or (ii) has provided to the Company Structural Term Sheets or Computational Materials (each as defined below) that such Underwriter has provided to a prospective investor, the Company will file or cause to be filed with the Commission a report on Form 8-K containing such Structural Term Sheet and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is filed with the Commission pursuant to Rule 424 of the Rules and Regulations.

               b. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company in writing by the Underwriters expressly for use therein.

               c. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the
     Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               d. Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

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               e.   The Company has been duly incorporated and is
     validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires
     such   qualification,  and  has  all  power  and   authority
     necessary  to  own or hold its properties,  to  conduct  the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Sale and Servicing Agreement, an Insurance and Indemnity Agreement, dated as of November 17, 1999, between the Insurer, Advanta Mortgage Corp. USA, as Master Servicer , the Company, the Trust, the Holding Trust and the Indenture Trustee (the
     "Insurance  Agreement"),  the  Trust  Agreement,   and   the
     Purchase Agreement, and to cause the Notes to be issued.

               f. There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Company is a party or of which any of its properties is the subject
     (a) which if determined adversely to the Company would have a material adverse effect on the business or financial condition of the Company, (b) which asserts the invalidity of this Agreement, the Sale and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Trust Agreement or the Notes, (c) which seeks to prevent the issuance of the Notes or the consummation by the Company of any of the transactions contemplated by the Indenture, the Sale and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Trust Agreement or this Agreement, as the case may be, or (d) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Sale and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Trust Agreement, this Agreement or the Notes.

               g. This Agreement has been, and the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement and the Purchase Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company, and this Agreement constitutes, the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement and the Purchase Agreement when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Company in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement and limitations of public policy under applicable securities laws.

               h. The execution, delivery and performance of this Agreement, the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement and the Purchase Agreement by the Company and the consummation of the transactions contemplated hereby, thereby and in the Indenture, and the issuance and delivery of the Notes do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party, by which the Company is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

               i. Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Securities Act and the Rules and Regulations.

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               j.   The direction by the Company to the Indenture
     Trustee to execute, authenticate, issue and deliver the Notes has been duly authorized by the Company, and assuming the Indenture Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Indenture Trustee in accordance with the Indenture, the Notes will be validly issued and outstanding and will be entitled to the benefits provided by the Indenture.

               k.    No  consent, approval, authorization, order,
     registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Notes and the sale of the Notes to the Underwriters, or the consummation by the Company of the other transactions contemplated by this Agreement, the Indenture, the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement and the Purchase Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters or as have been obtained.

               l. The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate State, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Company has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Company would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

               m. At the time of execution and delivery of the Indenture and the Sale and Servicing Agreement, the Company will or will cause the Trust to: (i) have good title to the interest in the Mortgage Loans, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right, title or interest in the Mortgage Loans, in the Purchase Agreement, in the Indenture, in the Sale and Servicing Agreement, in the Trust Agreement or in the Notes being issued pursuant thereto; and (iii) have the power and authority to sell its interest in or cause the sale of the Mortgage Loans to the Indenture Trustee, on behalf of the Trust, and to sell the Notes to the Underwriters. Upon execution and delivery of the Sale and Servicing Agreement by the Trust, the Trust will have acquired beneficial ownership of all of the Company's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriters of the Notes, the Underwriters will have good title to the Notes, free of any Liens.

               n. The Trust's pledge of the Mortgage Loans to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

               o. As of the opening of business on November 1, 1999 (the "Cut-Off Date"), and on each Subsequent Cut-Off Date (as defined in the Annex A to the Sale and Servicing Agreement) each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

               p. None of the Company, the Holding Trust or the Trust is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended
     (the "1940 Act") and the rules and regulations of the Commission thereunder.

               q. At the Closing Date, the Notes, the Indenture and the Sale and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

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               r.    At  the  Closing Date, the Notes shall  have
     been rated in the highest rating category by at least two nationally recognized rating agencies.

               s. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Indenture, the Sale and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement, the Purchase Agreement, the Trust Agreement and the Securities have been paid or will be paid at or prior to the Closing Date.

               t.     At   the   Closing  Date,   each   of   the
     representations and warranties of the Company set forth in the Sale and Servicing Agreement will be true and correct in all material respects.

          Any certificate signed by an officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with an offering of the Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

          Section 2.     Purchase and Sale

          . The commitment of the Underwriters to purchase the Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Company agrees to instruct the Indenture Trustee to issue and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Sections 10 and 11 hereof) to purchase from the Company the aggregate initial principal amounts of Notes set forth on Schedule A, at the purchase price or prices set forth in Schedule A.

          The obligations of the Underwriters hereunder to purchase the Notes shall be several and not joint. Each Underwriter's obligation shall be to purchase the aggregate principal amount of Notes as is indicated with respect to each Underwriter under the caption "Underwriting" in the Prospectus. The rights of the Company and a non-defaulting Underwriter shall be as set forth in Section 13 hereof.

          Section 3.     Delivery and Payment

          . Delivery of and payment for the Notes to be purchased by the Underwriters shall be made at the offices of Dewey Ballantine LLP, 1301 Sixth Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representative and the Company at 10:00 A.M. New York City time on November 17, 1999 or at such other time or date as shall be agreed upon by the Representative and the Company. Payment shall be made to the Company by wire transfer of same day funds payable to the account of the Company. Delivery of the Notes shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price thereof. The Notes shall be in such denominations and registered in such names as the Company and the Representative have agreed upon at least two business days prior to the Closing Date. The Notes will be made available for examination by the Representative no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

          Section 4.     Offering by the Underwriters

          .   It  is  understood that, subject to the  terms  and
conditions hereof, the Underwriters propose to offer the Notes for sale to the public as set forth in the Prospectus.

          Section 5.     Covenants of the Company

          .  The Company agrees as follows:

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               a.   (i) To prepare the Prospectus Supplement in a
     form approved by the Representative and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as
     permitted   herein;  (iii)  to  advise  the  Representative,
     promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; (iv) to file promptly
     all   reports   and  any  definitive  proxy  or  information
     statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; and
     (v) to promptly advise the Representative of its receipt of notice of the issuance by the Commission of any stop order
     or  of:   (w) any order preventing or suspending the use  of
     the Prospectus; (x) the suspension of the qualification of the Notes for offering or sale in any jurisdiction; (y) the initiation of or threat of any proceeding for any such purpose; (z) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Company promptly shall use its best
     efforts   to  obtain  the  withdrawal  of  such   order   or
     suspension.

               b. To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the
     Commission,  including  all  consents  and  exhibits   filed
     therewith.

               c. To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Notes, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company shall notify the Representative and, upon the Representative's request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case any of the Underwriters are required to deliver a Prospectus in connection with sales of any of the Notes at any time nine months or more after the Effective Time, upon the request of the Representative but at the expense of such Underwriter, the Company shall prepare and deliver to such Underwriter as many copies as such Underwriter may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

               d. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission.

               e. Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the
     Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to give at least three business days prior notification to the Representative and to furnish a copy thereof to the Representative and counsel for the
     Underwriters, provided, however, that if any of the foregoing filings referred to in (i) or (ii), relate to the Notes, the Company shall obtain the consent of the Representative to such filing, which consent shall not be unreasonably withheld.

               f.   [Reserved].

               g. To use its best efforts, in cooperation with the Representative, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes. The Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been so qualified.

               h. The Company shall not, without the Representative's prior written consent, which consent shall not be unreasonably withheld, publicly offer or sell or contract to sell any mortgage pass-through securities, collateralized mortgage obligations or other similar securities representing interests in or secured by other mortgage-related assets originated or owned by the Company for a period of 5 business days following the commencement of the offering of the Notes to the public.

               i. So long as the Notes shall be outstanding, to deliver to the Representative as soon as such statements are furnished to the Indenture Trustee: (i) the annual statement as to compliance delivered to the Indenture Trustee pursuant to Article IV of the Sale and Servicing Agreement ; (ii) the annual statement of a firm of independent public accountants furnished to the Indenture Trustee pursuant to Article IV of the Sale and Servicing Agreement; and (iii) the Monthly
     Statement furnished to the Noteholders pursuant to Article VIII of the Indenture.

               j. To apply the net proceeds from the sale of the Notes in the manner set forth in the Prospectus.

          Section   6.       Conditions  to   the   Underwriters'
Obligations

          . The obligations of the Underwriters to purchase the Notes pursuant to this Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Company herein contained; (ii) the performance in all material respects by the Company of all of their respective obligations hereunder; and (iii) the following conditions as of the Closing Date:

               a. The Representative shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

               b. None of the Underwriters shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               c. All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Indenture, the Sale and Servicing Agreement, the Purchase Agreement, the Insurance Agreement, the Indemnification Agreement, the Trust Agreement, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               d. The Representative shall have received the favorable opinion of Dewey Ballantine LLP, special counsel to the Company with respect to the following items, dated the Closing Date, to the effect that:

                    1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, and is qualified to do business in each state necessary to enable it to perform its obligations as Sponsor under the Sale and Servicing Agreement. The Company has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, this Agreement, the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement and the Purchase Agreement.

                    2. This Agreement, the Notes, the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement and the Purchase Agreement have been duly and validly authorized, executed and delivered by the Company, all requisite corporate action having been taken with respect thereto, and each (other than the Securities) constitutes the valid, legal and binding agreement of the Company.

                    3.    Neither  the transfer of  the  Mortgage
          Loans to the Trust Estate, the issuance or sale of the Notes nor the execution, delivery or performance by the Company of the Sale and Servicing Agreement, this Agreement, the Insurance Agreement, the Trust Agreement or the Purchase Agreement (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, (i) any term or provision of the certificate of incorporation or bylaws of the Company; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Company is a party or is bound and known to such counsel; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company and known to such counsel; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust Estate or upon the Notes, except as otherwise contemplated by the Indenture or the Sale and Servicing Agreement.

                    4. With respect to the Mortgage Loans, the endorsement and delivery of each Mortgage Note, and the preparation, delivery and recording of an Assignment in each case with respect to each Mortgage is sufficient to fully transfer to the Trust for the benefit of the owners of the Notes all right, title and interest of the Company in the Mortgage Note and Mortgage, as noteholder and mortgagee or assignee thereof, subject to any exceptions set forth in such opinion, and will be sufficient to permit the Trust to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company and to prevent any other sale, transfer, assignment, pledge or other encumbrance of the Mortgage Loans by the Company from being enforceable.

                    5. No consent, approval, authorization or order of, registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under the laws of the State of New York, for the execution, delivery and performance of the Sale and Servicing Agreement, this Agreement, the Insurance Agreement, the Purchase Agreement, the Trust Agreement or the offer, issuance, sale or delivery of the Notes or the consummation of any other transaction contemplated thereby by the Company, except such which have been obtained.

                    6.    There  are  no actions, proceedings  or
          investigations, to such counsel's knowledge, pending or threatened against the Company before any court, governmental agency or body or other tribunal (i) asserting the invalidity of the Sale and Servicing Agreement, the Insurance Agreement, this Agreement, the Purchase Agreement, the Trust Agreement or the Notes,
          (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Indenture, the Sale and Servicing Agreement, the Indemnification Agreement, the Insurance Agreement, the Trust Agreement or this Agreement, or
          (iii) which would materially and adversely affect the performance by the Company of obligations under, or the validity or enforceability of, the Sale and Servicing Agreement, the Insurance Agreement, the Notes, the Purchase Agreement, the Trust Agreement or this Agreement.

                    7. To the best of the knowledge of such counsel, the Commission has not issued any stop order suspending the effectiveness of the Registration Statement or any order directed to any prospectus relating to the Notes (including the Prospectus), and has not initiated or threatened any proceeding for that purpose.

                    8.     The  Registration  Statement  and  the
          Prospectus (other than the financial and statistical data included therein, as to which such counsel need express no opinion), including the Incorporated Documents, as of the date on which the Registration Statement was declared effective and as of the date hereof, comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder, and such counsel does not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement which has not been filed or described as required.

                    9. The Indenture, when executed and delivered, will have been duly qualified under the Trust Indenture Act. The registration of the Trust under the Investment Company Act of 1940, as amended is not presently required.

                    10.    The  Indenture,  upon  execution   and
          delivery, is effective to create a valid and enforceable security interest in favor of the Indenture Trustee, for the benefit of the Noteholders and the
          Insurer, in all of the Trust's right, title and interest in the Mortgage Loans. The security interest in favor of the Indenture Trustee, for the benefit of the Noteholders and the Insurer, will constitute a first priority perfected security interest upon the delivery of the Mortgage Files to the Indenture Trustee, on behalf of the Noteholders, and the recording of instruments in accordance with the provisions of the Sale and Servicing Agreement.

                    11.   The  statements in the  Prospectus  set
          forth under the captions "DESCRIPTION OF THE SECURITIES," "THE AGREEMENTS" and the statements in the Prospectus Supplement set forth under the caption "DESCRIPTION OF THE NOTES," to the extent such statements purport to summarize certain provisions of the Notes or of the Indenture or the Sale and Servicing Agreement, are fair and accurate in all material respects.

                    12.   The  statements in the  Prospectus  and
          Prospectus Supplement set forth under the captions "ERISA CONSIDERATIONS," "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," and the statements in the Prospectus set forth under the caption "LEGAL ASPECTS OF MORTGAGE LOANS," to the extent that they constitute matters of federal, New York, California or Nevada law, or federal, New York, California or Nevada legal conclusions provide a fair and accurate summary of such law or conclusions.

                    13. The opinions of Dewey Ballantine LLP, special counsel to the Company, expressed or referred to under the captions "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" of the Prospectus and Prospectus Supplement are hereby confirmed.

                    14.   Such  opinion  shall  also  relate   to
          comparable matters with respect to the Originators and Advanta Mortgage Holding Company.

                    15. No information has come to such counsel's attention which causes them to believe that the Prospectus (other than the financial statement and other financial and statistical data contained therein, as to which such counsel need express no opinion), as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    16. Such other matters as the Representative may reasonably request.

          In rendering its opinions, the counsel described above may rely, as to matters of fact, on certificates of responsible officers of the Company, the Indenture Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company.

               e. The Representative shall have received letters, including bring-down letters, from Arthur Andersen LLP, dated on or before the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that they have performed certain specified procedures requested by the Representative with respect to the information set forth in the Prospectus and certain matters relating to the Company.

               f. The Notes shall have received the ratings listed on Schedule A hereto, and such ratings shall not have been rescinded or downgraded as of the Closing Date. The Representative and counsel for the Underwriters shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Notes. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

               g. The Representative shall have received from the Company a certificate, signed by the president, a senior vice president or a vice president of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Indenture, the Sale and Servicing Agreement and this Agreement and that, to the best of his or her knowledge based upon reasonable investigation:

                    1. the representations and warranties of the Company in this Agreement, as of the Closing Date, and in the Sale and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Trust Agreement and in all related agreements, as of the date specified in such agreements, are true and correct, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    2. except as set forth in the Prospectus, there are no actions, suits or proceedings pending, or to the best of such officer's knowledge, threatened against or affecting the Company which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Company's obligations under the Sale and Servicing Agreement, the Insurance Agreement, this Agreement, the Trust Agreement or the Purchase Agreement in any material way; and no merger, liquidation, dissolution or bankruptcy of the Company is pending or contemplated;

                    3. the information contained in the Registration Statement and the Prospectus relating to the Company, the Mortgage Loans or the servicing procedures of it or its affiliates or subservicer is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading;

                    4.     the  information  set  forth  in   the
          Schedule of Mortgage Loans required to be furnished pursuant to the Sale and Servicing Agreement is true and correct in all material respects;

                    5. there has been no amendment or other document filed affecting the articles of incorporation or bylaws of the Company since December 31, 1998, and no such amendment has been authorized. No event has occurred since September 30, 1999, which has affected the good standing of the Company under the laws of the State of Nevada;

                    6. there has not occurred any material adverse change or, except as set forth in the Prospectus, any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from September 30, 1999;

                    7. on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, if any, accorded the Company or in any rating accorded any securities of the Company, if any, by any "nationally recognized statistical rating organization," as such term is defined for purposes of the Securities Act; and

                    8. each person who, as an officer or representative of the Company, signed or signs the Registration Statement, the Sale and Servicing Agreement, the Insurance Agreement, the Trust Agreement, this Agreement, or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described in the Indenture, the Sale and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Trust Agreement and this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

          The Company shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

               h. The Representative shall have received a favorable opinion of counsel to the Indenture Trustee, dated the Closing Date and in form and substance satisfactory to the Representative, to the effect that:

                    1. the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to enter into and to take all actions required of it under the Indenture and the Sale and Servicing Agreement;

                    2. the Indenture and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Indenture Trustee and the Indenture and the Sale and Servicing Agreement constitute the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

                    3. no consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of the Indenture and the Sale and Servicing Agreement or the performance of its obligations thereunder;

                    4.    the  Notes  have  been  duly  executed,
          authenticated  and delivered by the Indenture  Trustee;
          and

                    5.    the  execution  and  delivery  of,  and
          performance by the Indenture Trustee of its obligations under, the Indenture and the Sale and Servicing Agreement do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or bylaws of the
          Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

          In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Indenture Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Indenture Trustee.

               i. The Representative shall have received from the Indenture Trustee a certificate, signed by the President, a senior vice president or a vice president of the Indenture Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Indenture Trustee, signed or signs the Notes, the Indenture, the Sale and Servicing Agreement or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Indenture and the Sale and Servicing Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

               j. The Representative shall have received a favorable opinion of Richards, Layton & Finger, counsel to the Trust, dated the Closing Date and in form and substance satisfactory to the Representative, to the effect that:

                    1. The Trust has been duly formed and is validly existing as a business trust under the laws of the State of Delaware, 12 Del. C. Section 3801, et seq., and has the power and authority to own its properties, to conduct its business as described in the Trust Agreement, to execute, deliver and perform the Indenture, the Insurance Agreement and the Sale and Servicing Agreement and to issue, execute and deliver the Notes and the Certificate (as defined in the Trust Agreement).

                    2. The Indenture, the Insurance Agreement and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Trust.

                    3. The Trust Agreement constitutes a legal, valid and binding obligation of the Depositor (as defined in the Trust Agreement), enforceable against the Depositor, in accordance with its terms.

                    4. The Trust has the power and authority to pledge the Mortgage Loans as security for the Notes and has duly authorized such pledge by all necessary trust action. The Notes have been duly authorized, executed and delivered by the Trust.

                    5. No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to the Trust for the issuance and sale of the Notes or the valid execution and delivery of the Indenture, the Insurance Agreement and the Sale and Servicing Agreement, or for the validity or enforceability thereof, or for the payment of any amounts by the Trust thereunder.

                    6. Neither the execution and delivery by the Trust of the Indenture, the Insurance Agreement and the Sale and
                         Servicing  Agreement, nor the  issuance,
                         execution and delivery by the  Trust  of
                         the  Notes, nor the consummation of  the
                         transactions  contemplated thereby,  nor
                         compliance with the terms thereof,  will
                         (i)  conflict with or result in a breach
                         of,  or  constitute a default under  the
                         provisions   of   any   law,   rule   or
                         regulation  of  the  State  of  Delaware
                         applicable  to  the  Trust  or,  to  our
                         knowledge,      without      independent
                         investigation,  any  judgment  or  order
                         applicable   to   the   Trust   or   its
                         properties or, to our knowledge, without
                         independent      investigation,      any
                         indenture, mortgage, contract or other agreement or instrument to which the Trust is a party or by which it is bound or (ii) to our knowledge, result in the creation or imposition of any lien, charge or encumbrance upon the Trusts properties (other than the lien of the Indenture).

                    7. To our knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Trust before any court or other government authority which, if adversely decided, would materially and adversely affect the ability of the Trust to carry out the transactions contemplated by the Indenture, the Insurance Agreement and the Sale and Servicing Agreement.

                    8. To our knowledge, the Trust is not required to obtain any material permits, licenses, authorizations and approvals necessary under the laws of the State of Delaware to conduct its activities as now conducted and as described in the Trust Agreement and the Indenture.

               k. The Representative shall have received a favorable opinion of Richards, Layton & Finger, counsel to the Owner Trustee, dated the Closing Date and in form and substance satisfactory to the Representative, to the effect that:

                    1. Owner Trustee is duly incorporated and validly existing as a banking corporation under the laws of the State of Delaware and has the power and authority to execute and deliver the Trust Agreement.

                    2. The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee, and the Trust Agreement constitutes a legal, valid and binding agreement of the Owner Trustee, enforceable against the Owner Trustee, in accordance with its terms.

                    3. No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware or the United States or America, involving the banking and trust powers of the Owner Trustee is required by or with respect to the Owner Trustee for the valid execution and delivery of the Trust Agreement or for the validity or enforceability thereof.

                    4. Neither the execution and delivery by the Owner Trustee of the Trust Agreement, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof, will
                         (i)  conflict with or result in a breach
                         of,  or  constitute a default under  the
                         provisions of the Trust Agreement or the
                         certificate  of  incorporation  of   the
                         Owner  Trustee  or,  any  law,  rule  or
                         regulation  of  the  State  of  Delaware
                         applicable to the Owner Trustee  or,  to
                         our   knowledge,   without   independent
                         investigation,  any  judgment  or  order
                         applicable to the Owner Trustee  or  its
                         properties  or any indenture,  mortgage,
                         contract    or   other   agreement    or
                         instrument to which the Owner Trustee is
                         a  party or by which it is bound or (ii)
                         to  our  knowledge, without  independent
                         investigation, result in the creation or
                         imposition  of  any  lien,   charge   or
                         encumbrance upon the Owner Trustee's properties.

                    5. To our knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other government authority which, if adversely decided, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.


               l. The Policy relating to the Notes shall have been duly executed and issued at or prior to the Closing
     Date and shall conform in all material respects to the description thereof in the Prospectus.

               m. The Representative shall have received a favorable opinion of in-house counsel to the Insurer, dated the Closing Date and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    1. The Insurer is a stock insurance company duly organized and validly existing under the laws of the State of Wisconsin and duly qualified to conduct an insurance business in the State of California and the State of New York. The Insurer is validly licensed and authorized to issue the Policy and perform its obligations under the Policy in accordance with the terms thereof under the laws of the State of
          California,  State  of  New  York  and  the  State   of
          Wisconsin.

                    2. The Insurer has full corporate power and authority to execute and deliver the Policy and the Policy has been duly authorized, executed and delivered by the Insurer and constitutes a legal, valid and binding obligation of the Insurer enforceable in accordance with its terms except to the extent that the enforceability (but not the validity) of such obligation may be limited by any applicable bankruptcy, insolvency, liquidation, rehabilitation or other similar law or enactment now or hereafter enacted affecting the enforcement of creditors' rights and by general principles of equity.

                    3. The execution and delivery by the Insurer of the Policy, the Insurance Agreement and the Indemnification Agreement will not, and the consummation of the transactions contemplated thereby and the satisfaction of the terms thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Insurer, or any restriction contained in any contract, agreement or instrument to which the Insurer is a party or by which it is bound or constitute a default under any of the foregoing.

                    4.    Proceedings  legally required  for  the
          issuance of the Policy, and the execution, delivery and performance of the Insurance Agreement and the
          Indemnification Agreement have been taken by the Insurer and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy, the Insurance Agreement and the Indemnification Agreement.

                    5.    The  Policy is exempt from registration
          under the Securities Act.

                    6. There is no action, suit or proceeding pending against or affecting the Insurer in any court, or before or by any governmental body, which is likely to affect or impair the validity or enforceability of the Policy, the Insurance Agreement or the Indemnification Agreement.

                    7. The statements contained in the Prospectus Supplement under the heading "THE NOTE INSURER" and "THE POLICY", insofar as such statements constitute summaries of the matters referred to therein, accurately reflect and fairly present the information purported to be shown and, insofar as such statements describe the Insurer, fairly and accurately describe the Insurer, other than any financial or statistical information contained or incorporated by reference therein, as to which no opinion is expressed.

                    8. The Insurer is authorized to deliver the Insurance Agreement and the Indemnification Agreement, and each of the Insurance Agreement and the Indemnification Agreement has been duly executed and is the valid and binding obligation of the Insurer enforceable in accordance with its terms except to the extent that the enforceability (but not the validity) of such obligation may be limited by any applicable bankruptcy, insolvency, liquidation, rehabilitation or other similar law or enactment now or hereafter enacted affecting the enforcement of creditors' rights and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as such provisions relate to indemnification for liabilities arising under the securities laws.

          In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Indenture Trustee, the Insurer and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Insurer.

          The Insurer shall attach to such opinion a true and correct copy of its certificate or articles of incorporation, as appropriate, and its bylaws, all of which are in full force and effect on the date of such certificate.

               n. On or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating, if any, accorded the Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the Securities Act.

               o. On or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating, if any, accorded the Company or in any rating accorded any securities of the Company, if any, by any "nationally recognized statistical rating organization," as such term is defined for purposes of the Securities Act.

               p. There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since September 30, 1999, of (A) the Company and its subsidiaries or (B) the Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

               r. The Representative shall have received from Dewey Ballantine LLP, special counsel to the Company, a survey in form and substance satisfactory to the Representative, indicating the requirements of applicable local law which must be complied with in order to transfer and service the Mortgage Loans pursuant to the Sale and Servicing Agreement and the Indenture and the Company shall have complied with all such requirements.

               s. The Representative shall have received from Fried, Frank, Harris, Shriver & Jacobson, special counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Prospectus and such other related matters as the Representative shall reasonably require.

               t.     The  Representative  and  counsel  for  the
     Underwriters shall have received copies of any opinions of counsel to the Company supplied to the Indenture Trustee relating to matters with respect to the Notes. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state the Underwriters may rely thereon.

               u. The Representative shall have received such further information, certificates and documents as the Representative may reasonably have requested not fewer than three (3) full business days prior to the Closing Date.

               v. There shall have been executed and delivered by Advanta Mortgage Holding Company, the indirect corporate parent of the Company ("AMHC"), a letter agreement with the Indenture Trustee and the Insurer, pursuant to which AMHC agrees to become jointly and severally liable with the Company and Advanta Mortgage Corp. USA for the payment of the Joint and Several Obligations (as defined in such letter agreement).

               w.    There shall have been executed and delivered
     by AMHC, the indirect corporate parent of the Company, a letter agreement with the Underwriters and the Insurer, pursuant to which AMHC agrees to become jointly and severally liable with the Company and Advanta Mortgage Corp. USA for the payment of the Joint and Several Obligations (as defined in such letter agreement).

               x. Prior to the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

               y. Subsequent to the execution and delivery of this Agreement none of the following shall have occurred:
     (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Representative, impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

               z. The Notes shall have received the ratings set forth on Schedule A hereto.

          If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          Section 7.     Payment of Expenses

          . The Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 5(g) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriters); (e) any fees charged by securities rating services for rating the Notes; (f) the costs and expenses of Dewey Ballantine LLP, counsel to the Company; and (g) all other costs and expenses incident to the performance of the obligations of the Company; provided that, except as provided in this Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of Fried, Frank, Harris, Shriver & Jacobson, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

          If this Agreement is terminated by the Representative, in accordance with the provisions of Section 6 or Section 10, the Company shall reimburse the Underwriters for their respective reasonable out-of-pocket expenses, including fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters.

          Section 8.     Indemnification and Contribution.

          a. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof
(including,  but  not  limited  to,  any  loss,  claim,   damage,
liability or action relating to purchases and sales of the Notes), to which such Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue
statement  or  alleged  untrue  statement  of  a  material   fact
contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse such Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in , the Prospectus or the Registration Statement in reliance upon and in conformity with written information (including any Derived Information) furnished to the Company through the Representative specifically for inclusion therein; and provided, further, that as to any Collateral Term Sheets or Computational Materials this indemnity shall not inure to the benefit of any Underwriter or any controlling person on account of any loss, claim, damage, liability or action arising from the sale of the Notes to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in the Collateral Term Sheets, Structural Term Sheets or Computational Materials was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 5(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriters or any controlling person of such Underwriter.

          b. Each Underwriter agrees severally, and not jointly to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration
Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

          c. Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this
Section 8 except to the extent it has been materially prejudiced by such failure, and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 8 consist of the Underwriters or any of their controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or any of the Company's directors, officers or controlling persons.

          Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          d. Each Underwriter agrees to deliver to the Company no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of its Derived Information (as defined below) for filing with the Commission on Form 8-K.

          e. Each Underwriter agrees, assuming all Company-Provided Information (defined below) is accurate and complete in all material respects, to severally and not jointly indemnify and hold harmless the Company, each of the Company's officers and directors and each person who controls the Company within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of each of the Underwriters under this Section 8(e) shall be in addition to any liability which such Underwriter may otherwise have.

          The procedures set forth in Section 8(c) shall be equally applicable to this Section 8(e).

          f.    For purposes of this Section 8, the term "Derived
Information" means such portion, if any, of the information delivered to the Company pursuant to Section 8(d) for filing with the Commission on Form 8-K as:

                    (i)  is   not  contained  in  the  Prospectus
                         without taking into account information incorporated therein by reference;

                    (ii) does   not  constitute  Company-Provided
                         Information; and

                    (iii)      is  of  the  type  of  information
                         defined   as  Collateral  Term   Sheets,
                         Structural  Term Sheets or Computational
                         Materials (as such terms are interpreted in the No-Action Letters).

          "Company-Provided Information" means any computer tape furnished to the Underwriters by the Company concerning the Mortgage Loans comprising all or a portion of the Trust Estate.

          The terms "Collateral Term Sheet" and "Structural Term Sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter (the "PSA Letter") of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral Term Sheet" as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter (the "Kidder letter" and together with the PSA Letter, the "No-Action Letters") of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, were publicly available May 20, 1994).

          g.    If  the  indemnification  provided  for  in  this
Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under
Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

          The relative benefits of the Underwriters and the Company shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions.

          The relative fault of the Underwriters and the Company shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by one of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(g) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(g) shall be deemed to include, for purposes of this Section 8(g), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          h. For purposes of this Section 8, in no case shall any Underwriter be responsible for any amount in excess of (x)
the amount received by such Underwriter in connection with its resale of the Notes over (y) the amount paid by such Underwriter to the Company for the Notes purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          g. The Underwriters severally confirm that the information set forth (i) in the Prospectus Supplement relating to market making and (ii) in the third paragraph under the caption "Underwriting" in the Prospectus Supplement, together with the Derived Information, is correct and constitutes the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          Section   9.       Representations,   Warranties    and
Agreements to Survive Delivery

          . All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Company and shall survive delivery of any Notes to the Underwriters.

          Section 10.    Termination of Agreement

          . The Representative may terminate this Agreement immediately upon notice to the Company, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(y) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in
Section 5(g), the provisions of Section 7, the indemnity agreement set forth in Section 8, and the provisions of Sections 8 and 9 shall remain in effect.

          Section 11.    Notices

          .   All  statements, requests, notices  and  agreements
hereunder shall be in writing, and:

               a. if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Bear, Stearns & Co., Inc., as Representative of the Underwriters, Asset-Backed Securities Group, 245 Park Avenue, 4th Floor, New York, NY, 10167, Attention: General Counsel (fax: (212) 272-7294);

               b. if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Advanta Conduit Receivables, Inc., 10790 Rancho Bernardo Road, San Diego, California 92127, Attention: General Counsel (Fax: (858) 674-3592).

          Section 12.    Persons Entitled to the Benefit of  this
Agreement

          . This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          Section 13.    Default by One of the Underwriters

          . If one of the Underwriters shall fail on the Closing Date to purchase the Notes which it is obligated to purchase hereunder (the "Defaulted Securities"), the remaining Underwriter(s) (the "Non-Defaulting Underwriter"), shall have the right, but not the obligation within one (1) Business Day thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities upon the terms herein set forth; if, however, the Non-Defaulting Underwriter shall not have completed such arrangements within such one (1) Business Day period, then this Agreement shall terminate without liability on the part of the Non-Defaulting Underwriter.

          No action taken pursuant to this Section 13 shall relieve the defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Non-Defaulting Underwriter or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

          Section 14.    Survival

          . The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          Section 15.    Definition of the Term "Business Day"

          . For purposes of this Agreement, "Business Day" means any day that is not a Saturday or Sunday or other day on which any of the Insurer, Advanta Mortgage Corp. USA or the Company is closed or commercial banking institutions in the States of New York, California or Delaware or in the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

          Section 16.    GOVERNING LAW

          . THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          Section 17.    Counterparts

          . This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          Section 18.    Headings

          .   The headings herein are inserted for convenience of
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          Section 19.    Representations of Underwriters

          . The Representative will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representative will be binding upon all of the Underwriters.

          If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,


                              ADVANTA CONDUIT RECEIVABLES, INC.



                              By:
                                 Name:    Susan A. McVeigh
                                 Title:      Vice-President

CONFIRMED AND ACCEPTED, as of
the date first above written:

BEAR, STEARNS & CO., INC.
as Representative of the Underwriters



By:
   Name: Thomas S. Dunstan
   Title:   Managing Director

315962

                           SCHEDULE A
                            Initial
                           Principal               Purchase Price
                        Amount of Notes           to Underwriters
             Required    Purchased by              disregarding
  Notes      Ratings     Underwriters    Coupon   accrued interest
           S&P/Moody's
Notes        AAA /Aaa   $200,000,000     LIBOR        $199,500,000
                                        +.375% 1,2

                           SCHEDULE I



     Underwriter                      Principal Amount of Notes:
Bear, Stearns & Co. Inc.                          $120,000,000
SG Cowen Securities Corporation                   $  80,000,000
     Total for Notes                              $200,000,000




_______________________________
1 Notes are subject to the Available Funds Cap Rate as defined in the Prospectus Supplement.
2 Notes are subject to an increase in the note interest rate on the payment date immediately following the month in which the clean-up call may first be exercised, as defined in the Prospectus Supplement.